SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                     SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                        (Amendment No. __)

Filed by the Registrant   [ X ]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                            VALCOM, INC.
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          (Name of Registrant as Specified In Its Charter)

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   (Name of Person Filing Proxy Statement if other than the Registrant)

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and 0-11.
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            Rule 0-11  (Set forth the amount on which the filing
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[ ]  Fee Paid previously with preliminary materials.

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     fee was paid previously.  Identify the previous filing by
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                               VALCOM, INC.
                              26030 Avenue Hall
                                Studio 5
                         Valencia, California 91355


To the Shareholders of
VALCOM, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of
Shareholders of VALCOM, INC., a Delaware corporation (the
"Company"), will be held on Tuesday, May 22, 2001 at 10:00 a.m. local time at 26030 Avenue Hall, Studio 5, Valencia, California 91355 for the following purposes:

1. To elect four directors to serve for the ensuing year and until their successors are elected.

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. A copy of the Company's
Annual Report to Shareholders, including financial statements for the year ended December 31, 2000, will be mailed to shareholders concurrently with the mailing of the Proxy Statement.

The Board of Directors has fixed the close of business on March
28, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.
                                   By Order of the Board of Directors,
                                   /s/ Ron Foster
                                   ---------------
                                   Ron Foster
                                   Secretary
Valencia, California
May 10, 2001

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY




                              VALCOM, INC.
                            26030 Avenue Hall
                                Studio 5
                        Valencia, California 91355

 PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2001


                      INFORMATION CONCERNING VOTING

GENERAL

The enclosed proxy statement is furnished to the stockholders by of the Board of Directors of ValCom, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on May 22, 2001 at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's facility at 26030 Avenue Hall, Studio 5, Valencia, California 91355. The Company intends to mail this proxy statement and accompanying proxy card on or about May 10, 2001, to all shareholders entitled to vote at the Annual Meeting.

PROXY STATEMENT

The Company will bear the entire cost of the proxy statement, including preparation, assembly, printing and mailing of this proxy statement and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding proxy materials to
such beneficial owners.    No additional compensation will be paid to
directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

Only holders of record of Common Stock at the close of business on March 28, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 28, 2001 the Company had outstanding and entitled to vote 93,943,507 shares of Common Stock.

Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.
Abstentions and broker non-votes will be considered present at the Annual Meeting for the purpose of establishing a quorum. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Brokerage firms who hold shares in "street name" for customers have the authority to vote those shares with respect to the election of directors.



SHAREHOLDER PROPOSALS

Proposals of shareholders that are intended to be presented at the Company's 2002 Annual Meeting of Shareholders must be received by the Company not later than December 31, 2001 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

    PROPOSAL 1 ELECTION OF DIRECTORS

     The Directors have voted to nominate four (4) Directors for election to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each of the following nominees has consented to be nominated to serve as a Director of the Company.

 The Company's Certificate of Incorporation prohibits cumulative voting. Therefore, the holders of a majority of the Company's shares could elect all of the Directors. The principal's occupations during the past five
(5) years, directorships and certain other affiliations and information are set forth below:

      Name and Position in the Company             Age          Since

      Vince Vellardita                             42           2000
           President / CEO / Chairman
      Ronald Foster                                59           1986
           VP Business Development/Director
           Secretary
      Stephen A. Weber                             52           2000
          Director

       David Weiner                                41           2000
          Director

Vincent Vellardita. Mr. Vellardita is currently President, Chief Executive Officer and Chairman of the Board of ValCom, Inc. Mr. Vellardita was instrumental in having VEI, ValCom's wholly-owned subsidiary, acquire a 150,000 square foot production facility in Valencia, California that houses 8 sound stages that have been occupied for the past 4 years by the hit CBS series JAG and Fox's Power Rangers. Mr. Vellardita began his career in 1977 as a music producer and promoter of live shows and is credited with bringing Duran Duran and U2 to North America for their first tours on the continent. He also produced a benefit tour for the 1980 Presidential campaign of John Anderson. Mr. Vellardita does not currently serve as a director of any other reporting company.


Ronald Foster. Mr. Foster, age 59, served as SBI's Chief Executive
Officer, President and Chairman of the Board from 1986 to October 2000.
He is currently a vice-president and director of ValCom, Inc. His primary responsibilities include marketing and technical review. In addition to his responsibilities with SBI, Mr. Foster has held a number of other management positions over the years. From 1984 to 1986, he was Executive Vice President and Producer of Pioneer Games of American
Satellite Bingo, in Albany, Georgia. Mr. Foster was also the owner and operator of Artist Management & Promotions, Inc. a Georgia corporation, where he was responsible for coordinating television entertainers, sports figures and other celebrities for department store promotions. Previously, Mr. Foster served as president and director of Ed-Phills, Inc., a Nevada corporation, and Executive Vice President and member of the Board of Directors of Golden American Network, a California corporation. From
1984 to 1994, he was the president and chief executive officer of ROPA Communications, Inc., a Georgia corporation, which owned and operated WTAU-TV-19 in Albany, Georgia. He created and produced "Stock
Outlook 87, 88, and 89," a video presentation of public companies through Financial News Network (FNN), a national cable network. Mr. Foster also has experience as technical director and associate producer for numerous national live sports broadcasts produced by ABC, CBS and WTBS. Mr.
Foster is Director/Producer/Writer of the Company Interactive Broadcast Programs. Other than SBI, Mr. Foster does not currently serve as a director of any reporting company.

      David Weiner. David Weiner is currently serving as a director of ValCom, Inc. Mr. Weiner received his MBA degree from U.C.L.A. and gained a wide variety of business experiences early in his career working in the investment banking and pension fund management arena. He joined the consulting group of Deloitte and Touche in 1988, where he provided general and corporate finance consulting services to a wide variety of entertainment, telecommunications, and direct response clients including K-tel International, Inc. Mr. Weiner joined K-tel in 1993, as Vice President of Corporate Development and was appointed President in September of 1996. His responsibilities included directing all United States operations of the company as well as its wholly owned subsidiaries in the Untied Kingdom, Germany and Finland. Mr. Weiner resigned as
President of K-tel in 1998 to form W-Net, Inc., an Internet and software development and consulting firm. Mr. Weiner does not currently serve as a director of any other reporting company.

      Stephen A Weber. Mr. Weber is currently serving as director of ValCom, Inc. Mr Weber has over 20 years of experience in Finance and Management and is a certified public accountant. Prior to joining ValCom, Mr. Weber was the managing partner of the regional audit firm, located in Los Angeles, California. Currently, in addition to his duties at ValCom, Mr. Weber consults for a publicly traded Internet company, Genesis Intermedia.com, Inc., where he sits on the Board of Directors and is Chairman of the Audit Committee.

DIRECTORS AND EXECUTIVE OFFICERS

Each director is elected to serve for a term of one (1) year until the next annual meeting of shareholders or until a successor is duly elected and qualified.

There are no family relationships among directors or persons nominated or chosen by the Company to become a director. The present term of office of each director will expire at the next annual meeting of shareholders.

The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of Shareholders. Each executive officer will hold office until his successor is duly elected and qualified, until his resignation or until he shall be removed in the manner provided by the Company's Bylaws.

During the fiscal year ended December 31, 2000, outside directors received no cash compensation for their services as such, however they were reimbursed their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as Directors of the Company. No officer of the Company receives any additional compensation for his services as a Director, and the Company does not contribute to any retirement, pension, or profit sharing plans covering its Directors.
MEETINGS OF THE BOARD

         The Board of Directors met 13 times and acted 13 times by unanimous written consent during the year ended December 31, 2000.
During 2000, each Director attended or participated in at least 75% of the meetings or unanimous resolutions held by the Board of Directors and the committees of which he/she was a member.

         Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon.

LEGAL PROCEEDINGS

None of the foregoing Directors or Executive Officers has, during the past five years:

(1) Been convicted in a criminal proceeding or subject to a pending criminal proceeding;

(2) Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; and

(3) Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity
Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the
"Exchange Act") requires any person who owns more than ten percent of any class of any equity security which is registered pursuant to Section 12 of the Exchange Act, or who is a director or an officer of the issuer of such security, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers, and greater than ten-percent shareholders are also required by SEC regulation to furnish the issuer of such securities with copies of all Section 16(a) reports filed. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during 2000.

Based solely on a review of the copies of such reports required by
Section 16(a), the Company believes that its officers, Directors, and stockholders owning greater than 10% of the Common Stock of the Company complied with all applicable Section 16(a) filing requirements during 2000. In making these statements, the Company has relied upon the representations of its Directors, Officers and/or ten percent (10%) shareholder, or copies of the reports that they have filed with the Commission.


INDEPENDENT AUDITORS

         Jay J. Shapiro, CPA, a professional corporation ("Shapiro Firm") served as the Company's independent auditors for the fiscal year ended December 31, 2000. Representatives of the Shapiro Firm are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement should they so desire. The Board of Directors appointed the Shapiro Firm as its independent auditors for the fiscal year 2001.

AUDIT FEES

         The aggregate fees billed by the Shapiro Firm for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were approximately $51,955.75.

FINANCIAL INFORMATION SYSTEMS DESIGN AND
IMPLEMENTATION FEES

         There were no fees billed by the Shapiro Firm for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

ALL OTHER FEES

         The aggregate fees billed by the Shapiro Firm for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2000 were $.0 for miscellaneous services.

         The Audit Committee has considered whether the provision of the services by the Shapiro Firm, as described above in "All Other Fees," is compatible with maintaining the principal accountant's independence.

OTHER MATTERS

The Company's management is not aware of other matters that
may come before the Meeting.   A majority of those votes present at the
Meeting cast in favor of any such matter will result in the passage of such matter.

A copy of Form 10-KSB, the annual report filed by the Company with the Securities and Exchange Commission, will be furnished without charge to any person who requests it in writing, from the office of the company at its address noted on this Proxy Statement.

2002 Annual Meeting

     No definitive date for the Annual Meeting of Shareholders in 2002 has been established. Qualifying shareholders may submit proposals that are consistent with the Company's Bylaws and federal securities laws to the Company for inclusion in the Company's proxy material relating to the 2002 Annual Meeting. The Company must receive such proposals at its business address (set forth at the beginning of this Proxy Statement) no later than December 31, 2001.

                                         VALCOM, INC.

                                         /s/ Ron Foster
                                         ------------------
                                         By: Ron Foster, Secretary